TEMPLETON WORLD FUND

                SUPPLEMENT TO THE CLASS I AND CLASS II PROSPECTUS
                        Prospectus dated January 1, 1997


I. The discussion under "EXPENSE SUMMARY" is amended by replacing the first paragraph with the following text:

         This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended August 31, 1996. Your actual expenses may vary.

II. The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY" is amended by replacing it with the following text:

         To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


III. The discussion under "HOW DO I BUY SHARES? - SALES CHARGE WAIVERS" is amended by adding the following new item as the last item under (4.) in the list of waiver categories:

              Exchange Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc.

IV. The discussion under "MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND? - EXCHANGE RESTRICTIONS" is amended by replacing the first restriction with the following text:

         You may only exchange shares within the SAME CLASS.*

         *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund, and Class Z shares with respect to Franklin Mutual Series Fund Inc., may be exchanged into Class I shares of the Fund at Net Asset Value.

V. The description of the Fund's investment manager under "USEFUL TERMS AND DEFINITIONS" is amended by replacing it with the following text:

         TGAL - Templeton Global Advisors Limited, the Fund's investment manager, is located in Lyford Cay, Nassau, Bahamas.

January 16, 1997                                       TL102 STKR5 01/97